Exhibit 10.01
December 11, 2020

To:	OGE Energy Corp./Oklahoma Gas and Electric Company Bank Group

From:	Wells Fargo Bank, National Association, as Administrative Agent

Re:    (i) OGE Energy Corp. (“OGE”) $450 Million Credit Agreement dated as of March 8, 2017 (the “OGE Credit Agreement”) and (ii) Oklahoma Gas and Electric Company (“OG&E”) $450 Million Credit Agreement dated as of March 8, 2017 (the “OG&E Credit Agreement” and together with the OGE Credit Agreement, the “Credit Agreements”)

Reference is hereby made to the Credit Agreements described above. Capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreements.

Pursuant to Section 2.21 of the OGE Credit Agreement, OGE has requested that the Revolving Credit Termination Date be extended for an additional one year until March 8, 2024. OGE has agreed to pay each Lender approving the extension a fee equal to 0.075% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until March 8, 2024 becomes effective.

Pursuant to Section 2.21 of the OG&E Credit Agreement, OG&E has requested that the Revolving Credit Termination Date be extended for an additional one year until March 8, 2024. OG&E has agreed to pay each Lender approving the extension a fee equal to 0.075% of such Lender’s Commitment; provided that such fee shall only be payable if and when the extension of the Revolving Credit Termination Date until March 8, 2024 becomes effective.

Please insert your institution’s name and indicate on the following page whether you consent to the requested extension of the Revolving Credit Termination Date for each of the OGE Credit Agreement and the OG&E Credit Agreement until March 8, 2024, and email a PDF copy of this letter to Jeff Henson at Robinson, Bradshaw & Hinson, P.A. (jhenson@robinsonbradshaw.com).

Your response is requested prior to 3:00 p.m. (ET) on January 8, 2021.

Please contact Rally Killian (phone: 704.410.4731; email: Rally.Killian@wellsfargo.com) if you have any questions.

Thank you for your attention to this matter.

Wells Fargo Bank, National Association hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Patrick Engel
Name:    Patrick Engel
Title:    Managing Director

Date:    January 5, 2021

JPMorgan Chase Bank, N.A. hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Nancy R. Barwig
Name:    Nancy R. Barwig
Title:    Executive Director

Date:    January 8, 2021

Mizuho Bank, Ltd. hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Edward Sacks
Name:    Edward Sacks
Title:    Authorized Signatory

Date:    January 7, 2021

MUFG Union Bank, N.A. hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Nietzsche Rodricks
Name:    Nietzsche Rodricks
Title:    Managing Director

Date:    January 8, 2021

Royal Bank of Canada hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Frank Lambrinos
Name:    Frank Lambrinos
Title:    Authorized Signatory

Date:    January 8, 2021

U.S. Bank National Association hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Kevin S. Murphy
Name:    Kevin S. Murphy
Title:    Vice President

Date:    January 4, 2021

COBANK, ACB hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Jared Greene
Name:    Jared Greene
Title:    Assistant Corporate Secretary

Date:    January 7, 2021

KEYBANK NATIONAL ASSOCIATION hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Ben Cooper
Name:    Ben Cooper
Title:    Senior Vice President

Date:    January 8, 2021

Morgan Stanley Bank, N.A. hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Michael King
Name:    Michael King
Title:    Authorized Signatory

Date:    January 5, 2021

BOKF, NA DBA BANK OF OKLAHOMA hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ J. Richard Hawk
Name:    J. Richard Hawk
Title:    Sr. Vice President

Date:    January 6, 2021

NATIONAL COOPERATIVE SERVICES CORPORATION hereby (select one):
Lender Name

______ CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

___X_ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

__N/A_ CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

__N/A_ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By: /s/ Paula Z. Kramp
Name: Paula Z. Kramp
Title: Assistant Secretary-Treasurer

Date: January 7, 2021

BANCFIRST hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Matt C. Crew
Name:    Matt C. Crew
Title:    Senior Vice President

Date:    January 6, 2021

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH hereby (select one):
Lender Name

__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OGE Credit Agreement to March 8, 2024.
__X___    CONSENTS to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

______ DOES NOT consent to the extension of the Revolving Credit Termination Date under the OG&E Credit Agreement to March 8, 2024.

By:    /s/ Shaohui Yang
Name:    Shaohui Yang
Title:    General Manager

Date:    January 8, 2021